UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 19, 2013

N-VIRO INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, OH	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On September 19, 2013, N-Viro International Corporation issued a press release regarding a contract award with Toho Water Authority of Kissimmee, Florida.  The release has been attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(c)

Exhibits

Exhibit No.

Description

99.1

Information release dated September 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:

September 23, 2013

By:

  /s/  James K. McHugh

James K. McHugh

Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE:

For More Information Contact:

TIMOTHY R. KASMOCH, CEO

| 2254 Centennial Road | Toledo, Ohio 43617

| PHONE 419-535-6374 | FAX 419-535-7008

info@nviro.com

N-Viro International Announces Contract Award With Toho Water

Toledo, Ohio, September 19, 2013 – N-Viro International Corporation (NVIC: OTCQB) announces a contract award from the Toho Water Authority in Kissimmee, Florida.  The Toho Water Authority issued a public request for qualified companies to submit proposals on July 31, 2013.  N-Viro International Corporation’s wholly owned subsidiary Florida N-Viro responded to the request and our proposal was selected by the Toho Water Authority to be the most responsive of all the competing proposals submitted.

The contract award was approved by the Toho Water Authority Board during a scheduled meeting on September 11, 2013 and the contract has been executed.  The contract provides for a three year term with two 1-year renewals, and will gross $1,432,110 in anticipated annual revenue.  Florida N-Viro will provide Class AA services to The Toho Water Authority for the treatment of residual biosolids produced by the Authority’s wastewater treatment facilities.  Additionally, Bio Mineral Transportation, a wholly owned transportation subsidiary of N-Viro International Corporation, will provide transportation services during the term of the contract.

About N-Viro International

N-Viro International Corporation is a leader in the conversion of organic materials generated from industrial, agricultural and municipal sources.  The Company’s proprietary, patented technologies, unique services and materials handling expertise are combined to offer turnkey solutions in both soil enrichment and alternative fuel development.  For more information, please visit www.nviro.com or the N-Viro International Blog.

Special Cautionary Note Regarding Forward‐Looking Statements

The Company cautions that words used in this document such as "expects," “hopes”, "anticipates," "believes" and "may," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future.  These forward‐looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to differ materially from those described herein.  Additional information and factors that may adversely affect these forward‐looking statements are contained in the Company's reports, including its Annual Report on Form 10‐K for the year ended December 31, 2012 and other filings with the Securities and Exchange Commission.  The Company assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward‐looking information except to the extent required by applicable securities laws.